                                                                   EXHIBIT 10.18

                                          CONFIDENTIAL TREATMENT REQUESTED.
                                          CONFIDENTIAL PORTIONS OF THIS DOCUMENT
                                          HAVE BEEN REDACTED AND HAVE BEEN
                                          SEPARATELY FILED WITH THE COMMISSION.

             APPENDIX TO THE COOPERATION AGREEMENT AND RMR AGREEMENT
             -------------------------------------------------------

                 Made and executed in Holon on December 11, 2002

BETWEEN          Arad Technologies, Ltd., of: 6 Hacarmel, Yokneam
                 Hereinafter: "ARAD"

AND BETWEEN      Telematics Wireless, Ltd. (formerly, Tadiran Telematics, Ltd.), of: 26 Hamelacha St., Holon
                 Hereinafter: "TELEMATICS"

WHEREAS          The parties have signed agreements between them on December 3,
                 2000 and June 14, 2001 regarding cooperation in the field of
                 AMR;

AND WHEREAS      The parties wish to supplement and update the agreements
                 according to changes in the time requirements,

          THEREFORE THE PARTIES HAVE AGREED AND STIPULATED AS FOLLOWS:

1.   Telematics shall manufacture and provide Arad according to its request, an additional *** units as specified below:

     1)   *** units at $ *** per unit distributed according to the order appended to this agreement, and which shall be provided not later than
          December 31, 2003. Delivery shall begin no later than 90 days from the date on which the first payment of the deposit is received, as specified in paragraph 5(A) below.

     2)   An additional *** units, which shall be supplied not later than
          December 31, 2004 at a unit price to be determined between the parties by mutual agreement, but in any case not to exceed $ *** per unit.
          The target price is $ *** . Telematics shall make every effort to achieve this target.

***   Confidential material redacted and filed separately with the Commission.

     3)   Arad shall inform Telematics at least 90 days in advance regarding the quantity required and date of delivery, and Telematics shall supply the quantity ordered on time, as stated.

2.   Telematics shall provide units in working order, that is: with standards approvals such as those issued by the FCC, or any other approval required by the Israeli authorities, such as the Ministry of Communications (MOC).

3.   Telematics shall supply the product under its responsibility with a warranty in accordance with Para. 6 of the Production Agreement dated June
     14, 2001. In addition, Telematics shall repair malfunctioning units after the warranty period at a price of the *** .

4.   The units that are supplied by Telematics from the aforementioned *** may be used for other applications, according to Arad's prerogative. Costs for products that differ from the cost of the original product (Dialog3G,
     Telematics Cat. No. 2139090300) will be calculated separately.

5.   A)   Arad shall pay Telematics a deposit against future orders in the amount of $ *** in several installments, by December 31, 2002. The first payment of $ *** shall be paid immediately upon the signing of this agreement.

     B)   Payment shall be made against signed bills of lading and COC documents, which include quality data regarding the unit (quality assurances).

     C)   The cumulative sum of the deposits totaling $ *** shall remain as securities until delivery has been completed, and shall be offset from the payment for the final deliveries.

     D)   Should Telematics file for bankruptcy, the cumulative amount of the deposits shall be offset from Arad's debt to Telematics for the units that were delivered.

6.   Payment terms for the orders - Net + *** days.

7.   In the event that market conditions require it, Arad shall be entitled to announce a production halt. In this case Arad can choose one of the following two options:

***   Confidential material redacted and filed separately with the Commission.

     1)   Purchasing the entire planned production quantity for three months following notification regarding the production halt, or:

     2)   Purchasing the entire planned production quantity for the month following the announcement regarding the production halt, and an additional payment of half the price of the units planned for production during the second and third month following the announcement.

8.   The validity of the agreement outlined above between the parties shall be five years, subject to orders from Arad.

9.   The previous agreements between the parties shall continue and shall apply so long as they do not conflict with the contents of this Appendix. In the case of a contradiction, the contents of the Appendix shall take precedence.

   AND IN WITNESS THEREOF THE PARTIES HAVE SIGNED ON THE AFOREMENTIONED DATE:

          (-signed-)                                     (-signed-)
--------------------------------             --------------------------------
   Telematics Wireless, Ltd.                      Arad Technologies, Ltd.

           (stamped)

   Telematics Wireless, Ltd.